Exhibit 10.2.1

FIRST AMENDMENT TO

ADVISORY AGREEMENT

This FIRST AMENDMENT to ADVISORY AGREEMENT is entered into as of March 11, 2013, by and among, American Realty Capital Healthcare Trust II, Inc. (the “Company”), American Realty Capital Healthcare Trust II Operating Partnership, L.P. (the “OP”) and American Realty Capital Healthcare II Advisors, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company, the OP and the Advisor entered into that certain Advisory Agreement (the “Advisory Agreement”), dated as of February 14, 2013; and

WHEREAS, pursuant to Section 24 of the Advisory Agreement, the Company, the OP and the Advisor desire to make a certain amendment to the Advisory Agreement.
NOW, THEREFORE, in consideration of the premises made hereunder, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to Section 11(a)(i) of the Advisory Agreement. Section 11(a)(i) of the Advisory Agreement is hereby replaced in its entirety with the following:

“(i) Organization and Offering Expenses, including third-party due diligence fees related to the Primary Offering, as set forth in detailed and itemized invoices; provided, however, that the Company shall not reimburse the Advisor to the extent such reimbursement would cause the total amount of Organization and Offering Expenses paid by the Company and the Operating Partnership to exceed two percent (2.0%) of the Gross Proceeds raised in all Primary Offerings;”

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

By:    /s/ Edward M. Weil, Jr.
Name:    Edward M. Weil, Jr.
Title:    President

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Healthcare Trust II, Inc., its general partner

By:    /s/ Edward M. Weil, Jr.
Name:    Edward M. Weil, Jr.
Title:    President

AMERICAN REALTY CAPITAL HEALTHCARE II ADVISORS, LLC

By:	American Realty Capital Healthcare II Special Limited Partnership, LLC, its sole member

By:	American Realty Capital VII, LLC, its sole member

By: AR Capital, LLC, its sole member

By:    /s/ Nicholas S. Schorsch
Name:    Nicholas S. Schorsch
Title:    Manager